UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

CHESAPEAKE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma	1-13726	73-1395733
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6100 North Western Avenue

Oklahoma City, OK 73118

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (405) 848-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to Purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to Purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 1, 2021, Chesapeake Energy Corporation (“Chesapeake”) completed its previously announced acquisition of Vine Energy Inc., a Delaware corporation (“Vine”), pursuant to the Agreement and Plan of Merger, dated as of August 10, 2021 (the “Merger Agreement”), by and among Chesapeake, Vine, Vine Energy Holdings LLC, a Delaware limited liability company (“Holdings”), Hannibal Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Chesapeake (“Merger Sub Inc.”), and Hannibal Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Chesapeake (“Merger Sub LLC” and, together with Merger Sub Inc., the “Merger Subs”). Pursuant to the terms of the Merger Agreement, Merger Sub Inc. was merged with and into Vine (the “First Merger”), with Vine continuing as the surviving corporation and as a wholly owned subsidiary of Chesapeake and, immediately after the effective time of the First Merger (the “Effective Time”), Vine was merged with and into Merger Sub LLC (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub LLC continuing as the surviving company and as a wholly owned subsidiary of Chesapeake under the name “Vine Energy, LLC” (in such capacity, the “surviving company”).

Immediately prior to the Effective Time, each Class B unit representing a limited liability company interest in Holdings (“Holdings Unit”), and each corresponding share of Class B common stock, par value $0.01 per share, of Vine (“Vine Class B Common Stock”) issued and outstanding at such time, was converted into one share of Class A common stock, par value $0.01 per share, of Vine (“Vine Class A Common Stock”), and each Holdings Unit and each corresponding share of Vine Class B Common Stock was cancelled and ceased to exist. At the Effective Time, each outstanding share of Vine Class A Common Stock (other than any Excluded Shares (as defined in the Merger Agreement) and certain restricted stock awards of Vine) was converted into the right to receive (i) $1.20 in cash, without interest (the “cash consideration”), and (ii) 0.2486 (the “Exchange Ratio”) of a share of common stock, par value $0.01 per share, of Chesapeake (“Chesapeake Common Stock”) (such shares, the “share consideration” and, together with the cash consideration, the “merger consideration”).

At the Effective Time, (a) each outstanding and unvested award of restricted stock units in respect of Vine Class A Common Stock (other than those described in clause (b), below) was converted into the right to receive a number of time-based restricted stock units in respect of shares of Chesapeake Common Stock, rounded to the nearest whole share, equal to the product of the number of shares of Vine Class A Common Stock subject to such unvested restricted stock unit multiplied by the sum of (A) Exchange Ratio plus (B) the Parent Stock Cash Equivalent (as defined in the Merger Agreement); and (b) each outstanding award of restricted stock units in respect of Vine Class A Common Stock that fully vested at the Effective Time or that fully vested as a result of a termination of employment at or immediately after the Effective Time was converted into the right to receive the merger consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement, which was attached as Exhibit 2.1 to Chesapeake’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2021 and is incorporated by reference herein.

The issuance of Chesapeake Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Chesapeake’s registration statement on Form S-4 (File No. 333-259252), as amended, declared effective by the SEC on October 1, 2021 (the “Registration Statement’). The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

At the Effective Time, Holdings (as an indirect wholly owned subsidiary of Chesapeake) remained the issuer of approximately $950 million in aggregate principal amount of 6.75% senior notes due 2029 (the “Vine Notes”) issued under Holdings’ indenture dated April 7, 2021 with Wilmington Trust, National Association, as Trustee (the “Vine Indenture”). Following the consummation of the Merger, on November 2, 2021, Chesapeake caused Holdings to contribute substantially all of its assets to Chesapeake pursuant to an Assignment Agreement, dated as of November 2, 2021, by and among Chesapeake, Holdings and the other parties thereto, and Chesapeake and certain of its subsidiaries entered into a supplemental indenture pursuant to which Chesapeake has agreed to assume all of the obligations of Holdings, and such Chesapeake subsidiaries have agreed to guarantee such obligations, under the Vine Indenture. Additionally, certain subsidiaries of Vine entered into a supplemental indenture to Chesapeake’s existing indenture, dated February 5, 2021 with Deutsche Bank Trust Company Americas as trustee (the “CHK Indenture”), pursuant to which such subsidiaries of Vine have agreed to guarantee obligations under the CHK Indenture. The foregoing description of the supplemental indentures entered into by Chesapeake and certain of its subsidiaries does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures, which are attached hereto as Exhibits 4.1 and 4.2, and are incorporated herein by reference.

Item 8.01.	Other Events.

On November 1, 2021, Chesapeake issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements

The historical audited financial statements of Vine as of and for the year ended December 31, 2020 and the historical audited combined financial statements of Brix Oil and Gas Holdings LP and Harvest Royalty Holdings LP as of and for the year ended December 31, 2020 are incorporated by reference in this Current Report on Form 8-K from Annex E to the Registration Statement.

The historical unaudited condensed consolidated financial statements of Vine as of and for the six months ended June 30, 2021, are incorporated by reference in this Current Report on Form 8-K from Annex F to the Registration Statement.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information, comprised of the pro forma balance sheet as of June 30, 2021, the related pro forma statement of operations for the year ended December 31, 2020, and the related notes to the unaudited pro forma condensed combined financial information was previously filed in the joint proxy statement/prospectus under the caption “Unaudited Pro Forma Condensed Combined Financial Statements,” and is incorporated by reference in this Current Report on Form 8-K.

(c)	Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 10, 2021, by and among Chesapeake Energy Corporation, Hannibal Merger Sub, Inc., Hannibal Merger Sub, LLC, Vine Energy Inc. and Vine Energy Holdings LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Chesapeake with the SEC on August 11, 2021).
4.1*	Supplemental Indenture, dated as of November 2, 2021, by and among Chesapeake Energy Corporation, the guarantors party thereto and Wilmington Trust, National Association, as Trustee.
4.2*	Supplemental Indenture, dated as of November 2, 2021, by and among Chesapeake Energy Corporation, the guarantors party thereto and Deutsche Bank Trust Company Americas, as Trustee.
23.1*	Consent of Deloitte & Touche LLP with respect to Vine Energy Inc.’s financial statements.
23.2*	Consent of Deloitte & Touche LLP with respect to Vine Oil & Gas LP’s financial statements.
23.3*	Consent of Deloitte & Touche LLP with respect to Brix Oil & Gas Holdings LP and Harvest Royalties Holdings LP’s financial statements.
99.1*	Press Release, dated November 1, 2021, entitled “Chesapeake Energy Corporation Completes Acquisition of Vine Energy Inc.”
104.1	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document).

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

Date: November 2, 2021
	By:	/s/ Benjamin E. Russ
	Name:	Benjamin E. Russ
	Title:	Executive Vice President – General Counsel and Corporate Secretary